UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No.)

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☑	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

☐	Definitive Information Statement

DIGITAL ANGEL CORPORATION

 (Name of Registrant As Specified In Charter)

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☐

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[DIGITAL ANGEL LETTERHEAD]

July [ ], 2013

Dear Fellow Stockholders:

First of all, allow me to introduce myself. My name is Scott R. Silverman, and I am the new Chairman and CEO of Digital Angel Corporation (“Digital Angel”), which will soon be renamed VeriTeQ Corporation. As a result of the Share Exchange Agreement, dated June 24, 2013, among Digital Angel, VeriTeQ Acquisition Corporation (“VeriTeQ”), and the shareholders of VeriTeQ, the companies have united and will focus on the VeriTeQ business.

With over 100 patents, patents pending, and exclusive licenses, and multiple regulatory approvals from the U.S. Food and Drug Administration and CE marks, which enable us to market our products in the European Union, we believe our technologies are unique and poised to take a leading role in the relevant markets in which they compete.

Prior to this transaction, VeriTeQ was a private company. Our focus was, and will continue to be, on three related business lines:

1.

Unique Device Identification (“UDI”): Our patented, FDA cleared radio frequency identification microchip can be used to identify implantable medical devices from within the body to help ensure patient safety and accurate device identification. Our microchip technology allows medical device manufacturers to comply with the FDA Proposed Rule for UDI, specifically the Direct Part Marking requirement for implantable medical devices.

2.

Radiation Dosimetry Technologies: VeriTeQ’s patented radiation dose measurement (or biodosimetry) technologies are FDA cleared and CE marked. Our DVS SmartMarker® is the world’s first FDA cleared, implantable, wireless radiation sensor, used to measure the radiation dose delivered to a patient directly from the site of the tumor during cancer treatment, and is cleared for use in breast and prostate cancer patients. Our OneDose® adhesive technology is FDA cleared for use in cancer patients being treated with external beam radiation to measure radiation dose levels at the skin surface.

3.

Data Analytics: VeriTeQ is also engaged in the development of a UDI data acquisition and push technology delivery system capable of providing real-time analytics and outcomes reports. Our Office of Medicine and Data Science is focused on linking data from disparate sources with in vivo medical devices to create complete and accurate amalgamations of patient data. The expertise offered by the Office of Medicine and Data Science can ultimately benefit the patient by providing relevant information and outcomes to medical device manufactures, thereby helping them create safer, more effective devices for patients.

It is our belief that the transaction with Digital Angel, and, most importantly, the opportunities that lie ahead will create a new, exciting, and cutting-edge company that makes all of its stockholders proud.

Thank you,

Scott R. Silverman

Telephone: 561.846.7000 ● Fax: 561.846.7001

i

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF DIGITAL ANGEL CORPORATION

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

Digital Angel Corporation

220 Congress Park Drive, Suite 200

Delray Beach, Florida 33445

INFORMATION STATEMENT

(Preliminary)

July 12, 2013

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

To the Stockholders of Digital Angel Corporation:

This Information Statement has been filed with the Securities and Exchange Commission (the "Commission") and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $0.01 per share (the “Common Stock”), of Digital Angel Corporation, a Delaware corporation (the “Company”), to notify such Stockholders that on July 12, 2013, the Company received written consents in lieu of a meeting of the Stockholders from holders of shares of voting securities representing approximately 89% of the total issued and outstanding shares of voting stock of the Company (the “Majority Stockholders”) to authorize the Company’s Board of Directors (the "Board") to approve the following:

(1) to effectuate a one for thirty reverse stock split of our issued and outstanding shares of Common Stock (the “Reverse Stock Split”);

(2) to change the name of the Company to “VeriTeQ Corporation” (the “Name Change”); and

(3) to approve and adopt the Company’s 2013 Stock Incentive Plan (the “Stock Plan”).

On July 5, 2013, the Board approved the Reverse Stock Split, the Name Change and the Stock Plan, subject to Stockholder approval. The Majority Stockholders approved the Reverse Stock Split, the Name Change and the Stock Plan by written consent in lieu of a meeting on July 12, 2013. Accordingly, your consent is not required and is not being solicited in connection with the approval of the foregoing.

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the earliest date that the Reverse Stock Split, the Name Change and the Stock Plan can become effective is twenty calendar days after this Information Statement is first sent or given to the Stockholders. In addition, the Reverse Stock Split and Name Change will not become effective until we file the Certificate of Amendment to our Certificate of Incorporation, as amended (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware after the twenty calendar day period has elapsed. A form of the Certificate of Amendment is attached to this Information Statement as Annex A.

ii

We are furnishing this Information Statement to Stockholders in satisfaction of the notice requirement under Section 228 of the Delaware General Corporation Law (“DGCL”). No additional action will be undertaken by us with respect to the receipt of written consents, and no dissenters’ rights with respect to the receipt of the written consents are afforded to Stockholders as a result of the approval of the Reverse Stock Split, the Name Change and the Stock Plan.

This Information Statement was mailed to Stockholders on or about July [___], 2013.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Date: July [___], 2013	For the Board of Directors of DIGITAL ANGEL CORPORATION
	By:	/s/ Scott R. Silverman Scott S. Silverman Chairman and Chief Executive Officer

iii

INTRODUCTION

Section 228 of the DGCL provides that the written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted can approve an action in lieu of conducting a special stockholders' meeting convened for the specific purpose of such action. The DGCL, however, requires that in the event an action is approved by written consent, a company must provide prompt notice of the taking of any corporate action without a meeting to the stockholders of record who have not consented in writing to such action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to a company.

This Information Statement contains a brief summary of the material aspects of the Reverse Stock Split, Name Change and the Stock Plan approved by the Board of the Company (“we,” “our,” or “us”) and the Majority Stockholders which hold a majority of the voting capital stock of the Company.

On June 24, 2013, we entered into a Share Exchange Agreement (the “Exchange Agreement”) by and among the Company, VeriTeQ Acquisition Corporation, a Florida corporation (“VeriTeQ”), and the shareholders of VeriTeQ (the “VeriTeQ Shareholders”). The closing of the transaction (the “Closing”) took place on July 8, 2013 (the “Closing Date”). On the Closing Date, pursuant to the terms of the Exchange Agreement, we acquired all of the outstanding shares of VeriTeQ from the VeriTeQ Shareholders in exchange for the issuance of 4,107,592 shares of Series B preferred stock, par value $10.00 (the “Series B Preferred Stock”). On July 10, 2013, the Company realized that it incorrectly issued the Series B Preferred Stock and as a result, on July 12, 2013, it exchanged the Series B Preferred Stock for 410,759 shares of our newly created Series C convertible preferred stock, par value $10.00 (the “Series C Preferred Stock”). The terms of the Series C Preferred Stock are substantially similar to the Series B Preferred Stock including the aggregate number of shares of common stock into which the Series C Preferred Stock is convertible. Each share of Series C Preferred Stock will be converted into twenty shares of our Common Stock (the “Conversion Shares”) automatically upon the effectiveness of the Reverse Stock Split (such transaction is sometimes to referred to herein as the “Share Exchange”). After giving effect to the above described automatic conversion, the Conversion Shares shall constitute approximately 89% of our issued and outstanding common shares. As a result of the Share Exchange, VeriTeQ became our wholly-owned subsidiary.

As a condition to the Share Exchange, our Majority Stockholders and the Board agreed to approve the Reverse Stock Split, the Name Change and the Stock Plan.

Accordingly, it was the Board’s opinion that the Share Exchange, the Reverse Stock Split and the Name Change would better position the Company to attract potential business candidates and are in the best interests of the Company and the Stockholders to maintain flexibility in responding to business and financing needs and opportunities. The Board approved the above actions on July 5, 2013 and the Majority Stockholders approved the above actions on July 12, 2013.

Preferred and Common Stock

By unanimous written consent of the Board (as permitted under the DGCL), the number, designation, rights, preferences and privileges of the Series C Preferred Stock were established by the Board (as is permitted under the DGCL and by the Certificate of Incorporation, as amended, of the Company (the “Certificate of Incorporation”)). Each share of Common Stock has one vote and each share of Series C Preferred Stock has the equivalent of 8,215,184 votes of Common Stock.

As of July 12, 2013, there were issued and outstanding (i) 1,029,156 shares of Common Stock, and (ii) 410,759 shares of Series C Preferred Stock. Based on the foregoing, the total aggregate amount of votes entitled to vote regarding the approval of the Reverse Stock Split, the Name Change and the Stock Plan is 9,244,340. Pursuant to Section 228 of the DGCL, at least a majority of the voting equity of the Company, or at least 4,622,172 votes, are required to approve the Reverse Stock Split and the Name Change by written consent. The Majority Stockholders, which hold in the aggregate 410,759 shares of Series C Preferred Stock (having 8,215,184 votes) (and therefore having approximately 89% of the total voting power of all outstanding voting capital) and 15,830 shares of the Company’s Common Stock after adjusting the shares for the Reverse Stock Split, have voted in favor of the Reverse Stock Split and the Name Change thereby satisfying the requirement under Section 228 of the DGCL that at least a majority of the voting equity vote in favor of a corporate action by written consent.

The following table sets forth the name of the Majority Stockholders, the number of Series C Preferred Stock held by the Majority Stockholders, the total number of votes that the Majority Stockholders voted in favor of the Reverse Stock Split and the Name Change, and the percentage of the issued and outstanding voting equity of the Company voted in favor thereof:

Name of Majority Stockholders	Number of Shares of VeriTeQ Common Stock held	Number of Series C Preferred Stock held	Number of Votes held by such Stockholder	(1)	Number of Votes that Voted in favor of the Actions	Percentage of the Voting Equity that Voted in favor of the Actions
Scott R. Silverman	29,150,000	278,138	5,562,770		5,562,770	60%
Randolph Geissler	4,765,625	45,472	909,531		909,531	10%
PositiveID Corporation	6,285,779	59,977	1,199,532		1,199,532	13%
Blue Moon Energy Partners LLC	1,142,857	10,905	218,094		218,094	2%
Fox Hollow Holdings Inc.	214,285	2,044	40,892		40,892	*
Jason Silverman	500,000	4,771	95,416		95,416	1%
Barry M. Edelstein	208,333	1,988	39,576		39,576	*
Robert Edelstein	416,667	3,976	79,514		79,514	1%
Donald Brattain	265,625	2,534	50,690		50,690	1%
Daniel E. Penni	100,000	954	34,819		34,819	*
Total	43,049,172	410,759	8,231,014		8,231,014	89%

(1) Includes 95 and 15,735 shares of Digital Angel Common Stock held by Messrs. Geissler and Penni, respectively.

* Less than 1%

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board has fixed the close of business on July 5, 2013, as the record date (the “Record Date”) for the determination of Stockholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the Certificate of Amendment will not be filed with the Secretary of State of the State of Delaware or become effective until at least 20 calendar days after the mailing of this Information Statement.

This Information Statement is being mailed on or about July [___], 2013 to all Stockholders of record as of the Record Date.

ACTIONS TO BE TAKEN

This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the Majority Stockholders.

Pursuant to Rule 14c-2 under the Exchange Act, the Reverse Stock Split, Name Change and the Stock Plan shall not be effective until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the Stockholders. The Company anticipates that the actions contemplated hereby will be effected on or about the close of business on August [___], 2013.

ACTION I REVERSE STOCK SPLIT

GENERAL

The Board approved a resolution to effectuate a one for thirty reverse stock split.  Under the Reverse Stock Split, every thirty (30) shares of our Common Stock will be automatically converted into one share of our Common Stock, without any change in the par value per share. No fractional shares will be issued in connection with the foregoing combination.

We anticipate that the effective date of the Reverse Stock Split will be August [___], 2013.

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE TREATMENT OF FRACTIONAL SHARES, AS EXPLAINED BELOW UNDER THE CAPTION “FRACTIONAL SHARES.”

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL HAVE THE EFFECT OF SUBSTANTIALLY INCREASING THE NUMBER OF SHARES THE COMPANY WILL BE ABLE TO ISSUE TO NEW OR EXISTING STOCKHOLDERS BECAUSE THE NUMBER OF AUTHORIZED SHARES WILL REMAIN THE SAME WHILE THE NUMBER OF SHARES ISSUED AND OUTSTANDING WILL BE REDUCED.

PURPOSE AND MATERIAL EFFECTS OF THE REVERSE STOCK SPLIT

The Board believes that, among other reasons, the number of outstanding shares of our Common Stock have contributed to a lack of investor interest in the Company and has made it difficult to attract new investors and potential business candidates.  As a result and as a covenant to the Share Exchange, the Board has proposed the Reverse Stock Split as one method to attract business opportunities in the Company and to be able to issue the Conversion Shares under the Share Exchange.

When a company engages in a reverse stock split, it substitutes one share of stock for a predetermined amount of shares of stock. It does not increase the market capitalization of the company. An example of a reverse split is the following. A company has 10,000,000 shares of common stock outstanding. Assume the market price is $.01 per share. Assume that the company declares a 1 for 5 reverse stock split. After the reverse split, that company will have 1/5 as many shares outstanding, or 2,000,000 shares outstanding. The stock will have a market price of $0.05. If an individual investor owned 10,000 shares of that company before the split at $.01 per share, he will own 2,000 shares at $.05 after the split. In either case, his stock will be worth $100. He is no better off before or after, except that such company hopes that the higher stock price will make that company look better. There is no assurance that that company's stock will rise in price after a reverse split.

We believe that the Reverse Stock Split may improve the price level of our Common Stock and that the higher share price could help generate interest in the Company among investors and other business opportunities. However, the effect of the Reverse Stock Split upon the market price for our Common Stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price per share of our Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the Reverse Stock Split. The market price of our Common Stock may also be based on our performance and other factors, some of which may be unrelated to the number of shares outstanding.

The Reverse Stock Split will affect all of our Stockholders uniformly and will not affect any Stockholder's percentage ownership interests in the Company or proportionate voting power.

Upon effectiveness of the Reverse Stock Split, each share of Series C Preferred Stock held by the VeriTeQ Shareholders will automatically be converted into twenty shares of our Common Stock.

The principal effect of the Reverse Stock Split will be that the number of shares of Common Stock issued and outstanding will be reduced from 30,874,685 shares of Common Stock as of July 8, 2013 to 1,029,156 shares. The Reverse Stock Split will affect the shares of Common Stock outstanding.  The number of authorized shares of Common Stock will not be affected.  The following chart depicts the capitalization structure of the Company, both, pre- and post-split, assuming the conversion into Common Stock of all Series C Preferred Stock:

Following the Reverse Stock Split

	Post-Reverse Stock Split
	Number of Shares Owned	Percentage of Ownership	Number of Fully- Diluted Shares Owned	Percentage of Ownership

VeriTeQ Shareholders (1)	8,215,184	89%	11,222,387	91%

Company Stockholders	1,029,156	11%	1,103,810	9%

Total	9,244,340	100%	12,326,197	100%

1)

The VeriTeQ Shareholders received 410,759 shares of Series C Preferred Stock. These are convertible into 8,215,184 shares of Common Stock prior to the Reverse Stock Split. Pursuant to the terms of the Certificate of Designations Preferences And Rights of the Series C Convertible Preferred Stock, upon the effectiveness of the Reverse Stock Split, the Series C Preferred Stock will automatically convert into 8,215,184 shares of Common Stock.

The Reverse Stock Split will not affect the par value of our Common Stock. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to our Common Stock will be reduced to less than the present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of our Common Stock outstanding.

The Reverse Stock Split will not change the proportionate equity interests of our Stockholders, nor will the respective voting rights and other rights of Stockholders be altered, except for possible immaterial changes. The Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

ANTI-TAKEOVER EFFECTS OF THE REVERSE STOCK SPLIT

THE OVERALL EFFECT OF THE REVERSE STOCK SPLIT MAY BE TO RENDER MORE DIFFICULT THE ACCOMPLISHMENT OF MERGERS OR THE ASSUMPTION OF CONTROL BY A PRINCIPAL STOCKHOLDER, AND THUS MAKE DIFFICULT THE REMOVAL OF MANAGEMENT.

The effective increase in our authorized shares could potentially be used by management to thwart a take-over attempt. The over-all effects of this proposal might be to render it more difficult or discourage a merger, tender offer or proxy contest, or the assumption of control by a holder of a large block of the Company’s securities and the removal of incumbent management.  The proposal could make the accomplishment of a merger or similar transaction more difficult, even if, it is beneficial to Stockholders.  Management might use the additional shares to resist or frustrate a third-party transaction, favored by a majority of the independent Stockholders that would provide an above market premium, by issuing additional shares to frustrate the take-over effort.

As discussed below, the reason the Reverse Stock Split is being proposed is as a condition to the Share Exchange.  This proposal is not the result of management’s knowledge of an effort to accumulate the Company's securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise.  It was done as a way to attract potential investors and conduct a future financing transaction.

Neither the Company’s Certificate of Incorporation nor its Amended and Restated Bylaws presently contain any provisions having anti-takeover effects and this proposal is not a plan by management to adopt a series of amendments to the Company’s Certificate of Incorporation or Amended and Restated Bylaws to institute an anti-takeover provision.  The Company does not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

The advantage of the Reverse Stock Split will be to permit the Company to satisfy the conditions of the Share Exchange to convert the Series C Preferred Stock to Common Stock.  This is the main purpose for the Reverse Stock Split and if the Reverse Stock Split is not completed, the Company would not be able to issue additional shares sufficient to perform under the Share Exchange.  The main disadvantage to the Reverse Stock Split is that it may have an anti-takeover effect and discourage any potential mergers or tender offers.

CERTAIN RISKS ASSOCIATED WITH THE REVERSE STOCK SPLIT

There can be no assurance that the total market capitalization of our common stock (the aggregate value of all Common Stock at the then market price) after the implementation of the Reverse Stock Split will be equal to or greater than the total market capitalization before the Reverse Stock Split or that the per share market price of our Common Stock following the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split.

There can be no assurance that the market price per new share of our Common Stock after the Reverse Stock Split will remain unchanged or increase in proportion to the reduction in the number of old shares of our Common Stock outstanding before the Reverse Stock Split. For example, based on the closing price of our Common Stock on July 8, 2013 of $0.03 per share and a Reverse Stock Split ratio of 1-for-30, we cannot assure you that the post-split market price of our Common Stock would be $0.90 (that is, $0.03 × 30) per share or greater. In many cases, the market price of a Company’s shares declines after the Reverse Stock Split.

Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Moreover, in the future, the market price of our Common Stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the Reverse Stock Split.

The proposed Reverse Stock Split may decrease the liquidity of our stock.

The liquidity of our capital stock may be harmed by the proposed Reverse Stock Split given the reduced number of shares that will be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. In addition, the proposed Reverse Stock Split may increase the number of Stockholders who own odd lots (less than 100 shares) of our Common Stock, creating the potential for such Stockholders to experience an increase in the cost of selling their shares and greater difficulty effecting sales.

Following the Reverse Stock Split, the resulting per-share stock price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our Common Stock may not improve.

While our Board believes that a higher stock price may help generate greater/broader investor interest, there can be no assurance that the Reverse Stock Split will result in a per-share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our Common Stock may not necessarily improve.

As discussed above, the Reverse Stock Split was the subject of a unanimous vote by the Board approving the Reverse Stock Split.  There are no rules or practices on any stock exchange that permit such exchange to reserve the right to refuse to list or to de-list any stock which completes a Reverse Stock Split.

PLANS, PROPOSALS OR ARRANGEMENTS TO ISSUE NEWLY AVAILABLE SHARES OF COMMON STOCK

The main purpose of completing this Reverse Stock Split is to increase the amount of shares available in order to have the ability to issue shares and attract investors.  The Company has entered into the Share Exchange whereby it has agreed to effectuate this Reverse Stock Split.

PROCEDURE FOR EXCHANGE OF STOCK CERTIFICATES

We anticipate the Reverse Stock Split will become effective on August [__], 2013, which we will refer to as the “Effective Date.” Beginning on the Effective Date, each certificate representing pre-reverse split shares will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.

Our transfer agent, Registrar & Transfer Company, will act as exchange agent for purposes of implementing the exchange of stock certificates. We refer to such person as the “exchange agent.” Holders of pre-reverse split shares are asked to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares in accordance with the procedures set forth in the letter of transmittal enclosed with this Information Statement. No new certificates will be issued to a Stockholder until that Stockholder has surrendered the Stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

FRACTIONAL SHARES

Stockholders will not receive fractional shares in connection with the proposed Reverse Stock Split. Instead, we will pay to each registered Stockholder, in cash, the value of any fractional share interest in our Common Stock arising from the Reverse Stock Split. Those registered Stockholders who hold their shares of our Common Stock in certificated form will receive a cash payment for their fractional interest, if applicable, following the surrender of their pre-Reverse Stock Split stock certificates for post-Reverse Stock Split shares. The amount of the cash payment will equal the product obtained by multiplying (a) the number of shares of Common Stock held by such Stockholder that would otherwise have been exchanged for such fractional share interest, by (b) the volume weighted average price of our Common Stock as reported on The OTC Market, or other principal market of our Common Stock, as applicable, on the Effective Date. This cash payment may be subject to applicable U.S. federal, state and local income taxes. We do not anticipate that the aggregate cash amount paid for fractional shares will be material to us.

No transaction costs will be assessed on Stockholders for the cash payment. Stockholders will not be entitled to receive interest for the period of time between the Effective Date and the date payment is made for their fractional share interest in our Common Stock. You should also be aware that, under the escheat laws of certain jurisdictions, sums due for fractional share interests that are not timely claimed after the funds are made available may be required to be paid to the designated agent for each such jurisdiction. Thereafter, Stockholders otherwise entitled to receive such funds may have to obtain the funds directly from the state to which they were paid.

SUMMARY OF REVERSE STOCK SPLIT

Below is a brief summary of the Reverse Stock Split:

●

The issued and outstanding Common Stock shall be reduced on the basis of one post-split share of the Common Stock for every thirty pre-split shares of the Common Stock outstanding. The consolidation shall not affect any rights, privileges or obligations with respect to the shares of the Common Stock existing prior to the consolidation.

●

Stockholders of record of the Common Stock as of August [__], 2013 shall have their total shares reduced on the basis of one post-split share of Common Stock for every thirty pre-split shares outstanding.

●	As a result of the reduction of the Common Stock, the pre-split total of issued and outstanding shares of 30,874,685 shall be consolidated to a total of 1,029,156 issued and outstanding shares.
●	The Company’s authorized number of Common Stock shall remain at 50,000,000 shares of the Common Stock.
●	The Series C Preferred Stock shall automatically convert into 8,215,184 shares of Common Stock.

This action has been approved by the Board and the written consents of the Majority Stockholders of the Company.

ACTION II NAME CHANGE

AMENDMENT OF ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

The Board has determined that in light of the Share Exchange and acquisition of VeriTeQ, our principal business now consists of radio frequency identification, technologies for implantable medical device identification and dosimeter technologies for use in radiation therapy treatment.  Accordingly, it would be in the best interests of the Company to change our corporate name from Digital Angel Corporation to VeriTeQ Corporation.

Purpose of the Name Change

On July 5, 2013 and July 12, 2013, respectively, the Company’s Board and the Majority Stockholders approved a resolution authorizing the Company to amend the Certificate of Incorporation to change the Company’s name to VeriTeQ Corporation.  The Board believes that the name change better reflects the nature of the Company’s anticipated operations.  The Company had operated under the name Digital Angel Corporation which reflected the Company’s prior business of providing consumer applications and mobile games for tablets, smartphones and other mobile devices, and two-way communications equipment.  As a result of the Share Exchange, VeriTeQ became our wholly-owned subsidiary and the operations of its subsidiaries became that of the Company.

Amended Certificate of Incorporation

Upon the effectiveness and on the date that is twenty days following the mailing of this Information Statement, the Board shall have the Certificate of Amendment filed with the State of Delaware in order to effect the Name Change.

ACTION III

APPROVAL AND ADOPTION OF THE DIGITAL ANGEL CORPORATION 2013 STOCK INCENTIVE PLAN

The Stock Plan was adopted by our Board on July 5, 2013 and our Majority Stockholders on July 12, 2013. The complete text of the Stock Plan is set forth in Annex B to this Information Statement, and Stockholders are urged to review it together with the following information, which is qualified in its entirety by reference to Annex B.

The Stock Plan is designed so that incentive stock option awards granted pursuant to its terms would generally be subject to the favorable tax treatment provided to recipients of incentive stock options under Section 422 of the Internal Revenue Code of 1986. The Stock Plan also is designed so that stock option and certain restricted and other cash and stock awards granted pursuant to its terms would generally not be subject to the tax deduction limits of Section 162(m) of the Internal Revenue Code of 1986. Section 162(m) prevents a publicly held corporation from claiming tax deductions for annual compensation in excess of $1,000,000 to certain of its senior executives. The executives subject to the limitations of Section 162(m) include any individual who, as of the last day of the corporation’s taxable year, is the corporation’s chief executive officer or among the three highest compensated officers other than the chief executive officer. Compensation is exempt from this limitation if it is qualified “performance-based compensation.”

The Company obtained Stockholder approval of the material terms of the Stock Plan to qualify incentive stock awards under the Stock Plan for favorable tax treatment and to achieve application of the qualified performance-based compensation exception to the Section 162(m) deduction limitation. Approval of the Stock Plan ensures that we are able to receive tax deductions for the full amount of performance-based compensation paid to officers and other employees in the form of stock options, certain restricted stock awards and other types of stock-based payments under the Stock Plan. One of the requirements for performance-based compensation is that the corporation’s stockholders must approve the material terms of the performance-based compensation. The material terms that must be approved include (1) the employees eligible to receive the performance-based compensation, (2) the objectives under which the performance-based compensation will be determined, and (3) the maximum amount of performance-based compensation that could be paid to any executive in a fiscal year.

The following is a summary of the material terms of the Stock Plan.

Description of the Stock Plan, Subject to Stockholder Approval

The following summary of the Stock Plan is qualified in its entirety by the terms of the Stock Plan, which are attached to this Information Statement as Annex B.

Purpose.

The purposes of the Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees and consultants and to promote the long-term success of its business and to link participants’ directly to stockholder interests through increased stock ownership.

Awards.

The Stock Plan provides for awards of incentive stock options, nonqualified stock options, restricted stock awards, performance units, performance shares, stock appreciation rights, cash awards and other stock based awards. The Board may adopt plans applicable to particular subsidiaries. With limited exceptions, the rules of such plans may take precedence over other provisions of the Stock Plan, but may not offer the material terms of the Stock Plan.

Stock Subject to the Stock Plan.

Under the Stock Plan, the aggregate number of shares of Common Stock that may be subject to awards under the Stock Plan, subject to adjustment upon a change in capitalization, is 5,000,000 shares, which is approximately 41% of the fully diluted shares outstanding. Such shares of Common Stock may be authorized, but unissued, or reacquired shares of Common Stock. Shares of Common Stock that were subject to Stock Plan awards that expire or become unexercisable without having been exercised in full shall become available for future awards under the Stock Plan.

Administration.

The Stock Plan may be administered by the Compensation Committee, or a committee designated by the Board consisting of only “outside directors,” or the Committee. The Board may require that the Committee be constituted to comply with Rule 16b-3 of the Exchange Act, Section 162(m) of the Code, or both. Subject to the provisions of the Stock Plan, the Committee has the power to determine the terms of each award granted, including the exercise price, the number of shares subject to the award and the exercisability thereof.

Eligibility.

The Stock Plan provides that the Committee may grant awards to our affiliates’ employees and consultants, including non-employee directors. Currently, we and our affiliates have approximately 6 employees and 4 non-employee directors who would be potentially eligible for awards under the Stock Plan. The Committee may grant incentive stock options only to employees. A grantee who has received a grant of an award may, if he is otherwise eligible, receive additional award grants. The Committee selects the grantees and determines the number of shares of Common Stock to be subject to each award. In making such determination, the Committee shall take into account the duties and responsibilities of the employee or consultant, the value of his services, his potential contribution to our success, the anticipated number of years of future service and other relevant factors. The Committee may not grant to any employee, in any fiscal year, stock options to purchase more than 1,000,000 shares of Common Stock.

Maximum Term and General Terms and Conditions of Awards.

The maximum term of any stock option granted under the Stock Plan generally may not exceed ten years.

Each award granted under the Stock Plan is evidenced by a written agreement between the grantee and us and is subject to the following general terms and conditions:

(a) Termination of Employment or Consulting Relationship. If a grantee’s continuous status as an employee or consultant terminates (other than upon the grantee’s death, disability, Retirement, Termination for Cause, or Termination by Employer Not for Cause (each defined below)), the grantee may exercise his unexercised option or stock appreciation right, but only within such period of time as is determined by the Committee (with such determination being made at the time of grant and not exceeding three months in the case of an incentive stock option) and only to the extent that the grantee was entitled to exercise it at the date of such termination (but in no event may the option or stock appreciation right be exercised later than the expiration of the term of such award as set forth in the award agreement). A grantee’s restricted stock award shall be forfeited, to the extent it is forfeitable immediately before the date of such termination, or settled by delivery of the appropriate number of unrestricted shares, to the extent it is nonforfeitable. A grantee’s performance shares or performance units with respect to which the performance period has not ended as of the date of such termination shall terminate.

(b) Disability. If a grantee’s continuous status as an employee or consultant terminates as a result of permanent and total disability (as defined in Section 22(e)(3) of the Code), unless otherwise provided by the Award Agreement, such termination shall have no effect on the grantee’s outstanding awards. The grantee’s outstanding awards shall continue to vest and remain outstanding and exercisable until they expire in accordance with their terms. However, in the case of an incentive stock option, any option not exercised within 12 months after the date of such termination will be treated as a nonqualified stock option.

(c) Death. If a grantee’s continuous status as an employee or consultant terminates as a result of the grantee’s death, unless otherwise provided by the Award Agreement, such termination shall have no effect on the grantee’s outstanding awards. The grantee’s outstanding awards shall continue to vest and remain outstanding and exercisable until they expire in accordance with their terms. However, in the case of an incentive stock option, any option not exercised within 12 months after the date of such termination will be treated as a nonqualified stock option.

(d) Termination for Cause. If a grantee’s continuous status as an employee or consultant is terminated for Cause, or grantee violates any of the terms of their employment after they have become vested in any of their rights under the Stock Plan, the grantee’s full interest in such rights shall terminate on the date of such termination of employment and all rights thereunder shall cease. Cause shall mean gross negligence, willful misconduct, flagrant or repeated violations of our policies, rules or ethics, a material breach by the grantee of any employment agreement between the grantee and us, intoxication, substance abuse, sexual or other unlawful harassment, disclosure of confidential or proprietary information, engaging in a business competitive with our business, or dishonest, illegal or immoral conduct.

(e) Termination by Employer Not for Cause. If a grantee’s continuous status as an employee or consultant is terminated by the employer without Cause (Termination by Employer Not for Cause), then, unless otherwise provided by the Award Agreement, such termination shall have no effect on grantee’s outstanding awards. Grantee’s awards shall continue to vest and remain outstanding and exercisable until they expire by their terms. In the case of an incentive stock option, any option not exercised within 3 months of the date of termination of employment due to Termination by Employer Not For Cause will be treated as a nonqualified stock option. In the case of a grantee who is a director, the grantee’s service as a director shall be deemed to have been terminated without Cause if the grantee ceases to serve in such a position solely due to the failure to be reelected or reappointed, as the case may be, and such failure is not a result of an act or omission which would constitute Cause.

(f) Retirement of Grantee. If a grantee’s continuous status as an employee or consultant terminates after the grantee’s attainment of age 65 (Retirement), then, unless otherwise provided by the Award Agreement, such termination shall have no effect on grantee’s outstanding awards. The grantee’s awards shall continue to vest and remain outstanding and exercisable until they expire by their terms. In the case of an incentive stock option, any option not exercised within 3 months of the termination of grantee’s continuous status as an employee or consultant due to Retirement will be treated as a nonqualified stock option.

(g) Nontransferability of Awards. Generally, an award granted under the Stock Plan is not transferable by the grantee, other than by will or the laws of descent and distribution, and is exercisable during the grantee’s lifetime only by the grantee. In the event of the grantee’s death, an option or stock appreciation right may be exercised by a person who acquires the right to exercise the award by bequest or inheritance.

Terms and Conditions of Options.

Each option granted under the Stock Plan is subject to the following terms and conditions:

(a) Exercise Price. The Committee determines the exercise price of options to purchase shares of Common Stock at the time the options are granted. As a general rule, the exercise price of an option must be no less than 100% of the fair market value of the Common Stock on the date the option is granted. The Stock Plan provides exceptions for certain options granted in connection with our acquisition of another corporation or granted as inducements to an individual’s commencing employment with us.

(b) Exercise of the Option. Each award agreement specifies the term of the option and the date when the option is to become exercisable. The terms of such vesting are determined by the Committee. An option is exercised by giving written notice of exercise to us, specifying the number of full shares of Common Stock to be purchased and by tendering full payment of the purchase price to us.

(c) Form of Consideration. The consideration to be paid for the shares of Common Stock issued upon exercise of an option is determined by the Committee and set forth in the award agreement. Such form of consideration may vary for each option, and may consist of any combination of cash, cashless exercise, and as permitted by the Committee, promissory note, other shares of our Common Stock, or any other legally permissible form of consideration as may be provided in the Stock Plan and the Award Agreement.

(d) Value Limitation. If the aggregate fair market value of all shares of Common Stock subject to a grantee’s incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonqualified options.

(e) Other Provisions. The award agreement may contain such other terms, provisions and conditions not inconsistent with the Stock Plan as may be determined by the Committee. Shares of Common Stock covered by options which have terminated and which were not exercised prior to termination will be returned to the Stock Plan.

Stock Appreciation Rights.

The Committee may grant stock appreciation rights in tandem with an option or alone and unrelated to an option. Tandem stock appreciation rights shall expire no later than the expiration of the related option. Stock appreciation rights may be exercised by the delivery to us of a written notice of exercise. The exercise of a stock appreciation right will entitle the grantee to receive the excess of the fair market value of a share of Common Stock on the exercise date over the exercise price for each share of Common Stock with respect to which the stock appreciation right is exercised. Payment upon exercise of a stock appreciation right will be in shares of Common Stock. No employee shall be granted, in any fiscal year, stock appreciation rights with respect to more than 500,000 shares of Common Stock.

Restricted Stock Awards.

The Committee may grant awards of restricted shares of Common Stock in such amount and upon such terms and conditions as the Committee specifies in the award agreement. The Committee may or may not grant awards of performance-based restricted stock.

Restricted Stock Other Than Performance-Based Restricted Stock.

Restricted stock other than performance-based restricted stock may be granted to employees and consultants and may be subject to one or more contractual restrictions applicable generally or to a grantee in particular, as established at the time of grant and as set forth in the related restricted stock agreement. The restricted stock agreement sets forth the conditions, if any, which will need to be satisfied before the grant will be effective and the conditions, if any, under which the grantee’s interest in the restricted shares will be forfeited. As soon as practicable after a grant has become effective, the shares will be registered to or for the benefit of the grantee, but subject to any forfeiture conditions established by the Committee. The restricted stock agreement states whether the grantee has the right to receive any cash dividends paid with respect to the restricted shares. If the grantee has no right to receive cash dividends, the Award Agreement may give the grantee the right to receive a cash payment in the future in lieu of the dividend payments, provided certain conditions are met. Common share dividends declared on the restricted shares after grant but before the shares are forfeited or become nonforfeitable are treated as part of the grant of the related restricted shares. A grantee has the right to vote the restricted shares after grant until they are forfeited or become nonforfeitable.

Restricted shares may vest in installments or in lump sum amounts upon satisfaction of the stipulated conditions. If the restrictions are not satisfied, the shares are forfeited and again become available under the Stock Plan.

In the case of restricted stock grants that vest only on the satisfaction of performance objectives, the Committee determines the performance objectives to be used in connection with restricted stock awards and the extent to which such objectives have been met. Performance objectives may vary from participant to participant and between groups of participants and shall be based upon such performance factors and criteria as the Committee in its sole discretion selects.

Performance-Based Restricted Stock.

The Committee may make grants of performance-based restricted stock to employees and consultants. The Committee has absolute discretion to establish the performance criteria that will be applicable to each grant and to determine the percentage of shares that will be granted upon various levels of attainment of the performance criteria. To comply with Section 162(m) of the Code, the establishment of the performance criteria and the determination of the grant formula must be made at the time of grant, but in no event later than 90 days after the commencement of the performance measurement period. The Committee can select the performance criteria that will be applicable to a grant of performance-based restricted shares from the following list: (1) stock price; (2) average annual growth in earnings per share; (3) increase in stockholder value; (4) earnings per share; (5) net income; (6) return on assets; (7) return on stockholders’ equity; (8) increase in cash flow; (9) operating profit or operating margins; (10) our revenue growth; or (11) operating expenses.

The related performance-based restricted stock agreement sets forth the applicable performance criteria and the deadline for satisfying the performance criteria. No grant of performance-based restricted shares is effective until the Committee certifies that the applicable conditions (including performance criteria) have been timely satisfied.

The Committee may also make grants of performance-based restricted stock subject to one or more objective employment, performance or other forfeiture conditions applicable generally or to a grantee in particular, as established by the Committee at the time of grant and as set forth in the related performance-based restricted stock agreement. The performance-based restricted stock agreement sets forth the conditions, if any, under which the grantee’s interest in the performance-based restricted shares will be forfeited. If the grant or forfeiture conditions with respect to performance-based restricted shares are not satisfied, the shares are forfeited and again become available under the Stock Plan.

As soon as practicable after a grant has become effective, the shares are registered to or for the benefit of the grantee, but subject to any forfeiture conditions established by the Committee. The performance-based restricted stock agreement states whether the grantee has the right to receive any cash dividends paid with respect to the performance-based restricted shares. If the grantee has no right to receive cash dividends, the agreement may give the grantee the right to receive a cash payment in the future in lieu of the dividend payments, provided certain conditions are met. Common share dividends declared on the performance-based restricted shares after grant but before the shares are forfeited or become nonforfeitable are treated as part of the grant of the related restricted shares. A grantee has the right to vote the performance-based restricted shares after grant until they are forfeited or become nonforfeitable.

No more than 500,000 performance-based restricted shares may be granted to a grantee in any calendar year.

Performance Units and Performance Shares.

The Committee may grant awards of performance units and performance shares in such amounts and upon such terms and conditions, including the performance goals and the performance period, as the Committee specifies in the award agreement. The Committee will establish an initial value for each performance unit on the date of grant.

The initial value of a performance share will be the fair market value of a share of Common Stock on the date of grant. Payment of earned performance units or performance shares will occur following the close of the applicable performance period and in the form of cash, shares of Common Stock or a combination of cash and shares of Common Stock.

Cash Awards.

The Committee may grant cash awards to a grantee. The amount of any cash award in any fiscal year of the Company will not exceed the greater of $100,000 or 100% of the grantee’s cash compensation for such fiscal year. The Committee may grant cash awards intended to be performance-based, using the same criteria applicable to performance-based restricted stock.

Other Stock Based Awards.

The Committee may grant other stock-based awards in such amount and upon such terms and conditions as determined by the Committee. Such awards many include the grant of shares of Common Stock based on certain conditions, the payment of cash based on the performance of our Common Stock and the grant of securities convertible into shares of Common Stock.

Adjustment upon Changes in Capitalization.

Except in connection with the Reverse Stock Split, in the event of changes in our outstanding stock because of any stock splits, reverse stock splits, stock dividends, combination or reclassification or other change in the number of shares effected without our receipt of consideration, an appropriate adjustment shall be made by the Board in: (i) the number of shares of Common Stock subject to the Stock Plan; (ii) the number and class of shares of Common Stock subject to any award outstanding under the Stock Plan; and (iii) the exercise price of any such outstanding award. The determination of the Board as to which adjustments shall be made shall be conclusive.

Change in Control.

In the event of a Change in Control, each outstanding award not yet fully exercisable and vested on the date of such transaction shall become fully exercisable and vested on the date of such transaction in most cases. Generally, a Change in Control means the acquisition by any third-party person, of 50 percent or more of our combined voting power then outstanding securities. In the event of a Change in Control, in addition to the above, the Committee, in its sole discretion, may take any of the following actions, in its sole discretion: (a) provide for the purchase of any award for an amount of cash equal to the amount which could have been attained upon the exercise or realization of such award; (b) make such adjustment to the awards then outstanding as the Committee deems appropriate to reflect such transaction or change; and/or (c) provide that each outstanding award shall be assumed or substituted by any successor corporation.

Amendment and Termination of the Stock Plan.

The Board may at anytime amend, alter, suspend or terminate the Stock Plan. We must obtain Stockholder approval of any amendment to the Stock Plan in such a manner and to such a degree as is necessary and desirable to comply with Rule 16b-3 of the Exchange Act or Section 422 or Section 162(m) of the Code (or any other applicable law or regulation, including the requirements of any exchange or quotation system on which our Common Stock is listed or quoted). No amendment or termination of the Stock Plan will impair the rights of any grantee, unless mutually otherwise agreed between the grantee and us, which agreement must be in writing and signed by the grantee and us. In any event, the Stock Plan shall terminate on July 5, 2023. Any awards outstanding under the Stock Plan at the time of its termination shall remain outstanding until they expire by their terms.

Federal Income Tax Consequences

As previously stated, pursuant to the Stock Plan, we may grant either “incentive stock options,” as defined in Section 422 of the Code, nonqualified options, restricted stock, stock appreciation rights, stock awards, performance units, performance shares, cash awards or other stock based awards.

An optionee who receives an incentive stock option grant will not recognize any taxable income either at the time of grant or exercise of the option, although the exercise may subject the optionee to the alternative minimum tax.

Upon the sale or other disposition of the shares more than two years after the grant of the option and one year after the exercise of the option, any gain or loss will be treated as a long-term or short-term capital gain or loss, depending upon the holding period. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or disposition equal to the difference between the exercise price and the lower of (a) the fair market value of the shares at the date of the option exercise or (b) the sale price of the shares. We will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

All options that do not qualify as incentive stock options are referred to as nonqualified options. An optionee will not recognize any taxable income at the time he or she receives a nonqualified option grant. However, upon exercise of the nonqualified option, the optionee will recognize ordinary taxable income generally measured as the excess of the fair market value of the shares purchased on the date of exercise over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also our employee will be subject to withholding tax. Upon the sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the option will be treated as long-term or short-term capital gain or loss, depending on the holding period. We will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonqualified option.

With respect to stock awards, stock appreciation rights, performance units and performance shares that may be settled either in cash or in shares of Common Stock that are either transferable or not subject to a substantial risk of forfeiture under Section 83 of the Code, the grantee will realize ordinary taxable income, subject to tax withholding, equal to the amount of the cash or the fair market value of the shares of Common Stock received. We will be entitled to a deduction in the same amount and at the same time as the compensation income is received by the participant.

With respect to shares of Common Stock that are both nontransferable and subject to a substantial risk of forfeiture the participant will realize ordinary taxable income equal to the fair market value of the shares of Common Stock at the first time the shares of Common Stock are either transferable or not subject to a substantial risk of forfeiture. We will be entitled to a deduction in the same amount and at the same time as the ordinary taxable income is realized by the grantee.

At the discretion of the Committee, the Stock Plan allows a participant to satisfy tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an award by electing to have Shares withheld, and/or delivering to us already-owned Shares.

We will be entitled to a tax deduction for performance-based compensation in connection with an award only in an amount equal to the ordinary income realized by the participant and at the time the participant recognizes such income, and if applicable withholding requirements are met. In addition, Code Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to our chief executive officer and to each of our three other most highly compensated executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if it complies with certain conditions imposed by rules under Code Section 162(m) (including the establishment of a maximum number of shares with respect to which awards may be granted to any one employee during one year) and if the material terms of such compensation are disclosed to and approved by our Stockholders. We have structured the Stock Plan with the intention that compensation resulting from awards under the Stock Plan can qualify as “performance-based compensation” and, if so qualified, would be deductible. Such continued treatment is subject to, among other things, approval of the Stock Plan by our Stockholders. The Majority Stockholders approved the Stock Plan by written consent in lieu of a meeting on July 12, 2013.

The foregoing is only a summary of the effect of federal income taxation upon the grantee and us with respect to the grant and exercise of awards under the Stock Plan, does not purport to be complete, and does not discuss the tax consequences of the grantee’s death or the income tax laws of any municipality, state or foreign country in which a grantee may reside.

Plan Benefits under the Stock Plan

Because future awards under the Stock Plan will be granted in the discretion of the Committee, the type, number, recipients, and other terms of such awards cannot be determined this time. Information regarding our recent practices with respect to incentive awards and stock-based compensation under existing plans is presented in the “Summary Compensation Table” and the “Outstanding Equity Awards as of December 31, 2012,” table in our financial statements for the fiscal year ended December 31, 2012.

Equity Compensation Plan Information

The following table presents information regarding options and rights outstanding under our compensation plans as of December 31, 2012:

	Equity Compensation Plan Information
				(c)
	(a)		(b)	Number of securities
	Number of		Weighted-average	remaining available for
	securities to be		exercise price per	future issuance under
	issued upon exercise		share of outstanding	equity compensation plans
	of outstanding options,		options, warrants	(excluding securities
Plan Category (1)	warrants and rights		and rights	reflected in column (a))

Equity compensation plans approved by Stockholders	2,385,884		$13.25	1,421,318	(2)

Equity compensation plans not approved by Stockholders (3)	10,134,062	(4)	0.17	--

Total	12,519,946	(a)(4)	2.66	1,421,318

(1)	A narrative description of the material terms of our equity compensation plans is set forth in Note 5 to our consolidated financial statements.

(2)	Includes 36,455 shares available for future issuance under our 1999 Employees Stock Purchase Plan.

(3)

We have made grants outside of our equity plans and have outstanding options exercisable for shares of our Common Stock. These options were granted as an inducement for employment or for the rendering of consulting services.

(4)

Effective May 3, 2013, 8.0 million of unvested options outstanding were forfeited and on July 2, 2013 2.0 million of the vested options outstanding expired under the terms of the Amended Employment Agreement entered into by the Company with Mr. Haller.

This Stock Plan has been approved by the Board and the Majority Stockholders.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements, information statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT UPON CLOSING OF THE PROPOSED TRANSACTION AND COMPLETION OF THE REVERSE STOCK SPLIT

The following table assumes the Reverse Stock Split. The following table sets forth certain information with respect to the beneficial ownership of our Series C Convertible Preferred Stock and Common Stock (including shares of Common Stock issuable upon conversion of the Series C Convertible Preferred Stock issued in connection with the Transaction and after giving effect to the Reverse Stock Split), which would be our only outstanding classes of voting securities, and the voting power resulting from such beneficial ownership as of July 12, 2013:

●	each Stockholder who is the beneficial owner of more than 5% of our outstanding Series C Convertible Preferred Stock or Common Stock;
●	each person that was appointed to our Board;
●	each person appointed as an executive officer; and
●	all persons that are directors and executive officers, as a group.

	Series C Convertible Preferred Stock		Common Stock
	Number of Shares Beneficially Owned (1)	% of Shares Beneficially Owned	Number of Shares Beneficially Owned(2)(4)	% of Shares Beneficially Owned(2)(4)	% of Total Voting Rights (1)(2)(3)

Five Percent Stockholders:
Scott R. Silverman	289,043	70%	6,173,409	64%	63%
Randolph K. Geissler	45,472	11%	1,124,218	12%	10%
PositiveID Corporation	59,977	15%	1,199,532	13%	13%

Executive Officers and Directors:
Scott R. Silverman	289,043	70%	6,173,409	64%	63%
Barry Edelstein	1,988	*	108,881	1%	*
Michael E. Krawitz	--	*	76,958	1%	*
Daniel E. Penni	954	*	39,975	*	*
Shawn Wooden	--	*	38,167	*	*
Randolph K. Geissler	45,472	11%	1,124,218	12%	10%
Lorraine M. Breece	--	*	2,590	*	*
Directors and executive officers as a group (7 persons)	337,457	82%	7,564,198	75%	73%

___________________

* Less than 1%

(1) On any matter presented to our Stockholders for their action or consideration at any meeting of Stockholders (or by written consent of Stockholders in lieu of meeting), a holder of our shares of Series C Convertible Preferred Stock shall be entitled to cast twenty votes per share. Except as provided by law or by the other provisions of our certificate of incorporation, the holders of our shares of Series C Convertible Preferred Stock shall vote together with the holders of Common Stock, and with the holders of any other series of our preferred stock, the terms of which so provide, as a single class. Upon the filing of the Certificate of Amendment, the shares of Series C Convertible Preferred Stock shall automatically convert into 8,215,184 shares of our Common Stock.

(2) Based on 9,244,340 shares of our Common Stock currently issued and outstanding after giving effect to the Reverse Stock Split. We intend to file the Certificate of Amendment on or about twenty calendar days after this Information Statement is first sent or given to the Stockholders. Accordingly, persons holding shares of Series C Convertible Preferred Stock are deemed to beneficially own the shares of Common Stock into which such securities shall be converted.

(3) Reflects (i) the combined voting power with respect to shares of Series C Convertible Preferred Stock and Common Stock prior to the filing of the Certificate of Amendment and (ii) the total voting power with respect to shares of Common Stock following the automatic conversion of the Series C Convertible Preferred Stock into Common Stock upon the filing of the Certificate of Amendment.

(4) This table includes presently exercisable stock warrants and stock options and options that are exercisable within sixty days of July 12, 2013, in accordance with Rule 13d-3(d) under the Exchange Act. The following directors and executive officers hold the number of exercisable warrants and options to purchase the number of shares set forth following their respective names and after giving effect to the Reverse Stock Split: Scott Silverman — 392,544, Barry Edelstein — 69,125, Michael Krawitz — 76,916, Daniel Penni — 5,156, Shawn Wooden 38,167, Randolph Geissler — 214,687, Lorraine M. Breece — 2,578; and all current directors and officers as a group — 799,173.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Regulations regarding the delivery of copies of proxy materials, information statements and annual reports to stockholders permit us, banks, brokerage firms and other nominees to send one annual report, proxy statement or information statement to multiple stockholders who share the same address under certain circumstances, unless contrary instructions are received from stockholders. This practice is known as “householding.” Stockholders who hold their shares through a bank, broker or other nominee may have consented to reducing the number of copies of materials delivered to their address. In the event that a Stockholder wishes to request delivery of a single copy of annual reports, proxy statements, or information statements or to revoke a “householding” consent previously provided to a bank, broker or other nominee, the Stockholder must contact the bank, broker or other nominee, as applicable, to revoke such consent. In any event, if a Stockholder wishes to receive a separate Information Statement, the Stockholder may receive printed copies by contacting Allison Tomek, Investor Relations, 220 Congress Park Drive, Suite 200, Delray Beach, Florida 33445 by mail or by calling Allison Tomek at (561) 846-7003.

DISSENTER’S RIGHTS OF APPRAISAL

The Stockholders have no right under Delaware law, the Company’s Certificate of Incorporation consistent with above, or the Amended and Restated Bylaws of the Company to dissent from any of the provisions adopted in the amendments.

INTEREST OF CERTAIN PERSONS IN OR IN

OPPOSITION TO THE MATTERS TO BE ACTED UPON

The directors and executive officers could have a substantial and direct interest in the ratification, approval and adoption of the Stock Plan in that they may be the recipient of an award or option pursuant to the Stock Plan. The directors and executive officers holding shares of Series C Preferred Stock could have a substantial and direct interest in the approval of the Reverse Stock Split in that their shares of Series C Preferred Stock would automatically convert into shares of Common Stock upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware.

Other than as described above, to the Company’s knowledge, in their capacity as Stockholders, no person who has served as a director or executive officer of the Company since the beginning of the Company’s last fiscal year, and no associate of any such person, has any interest, direct or indirect, by security holdings or otherwise, in the Certificate of Amendment or the Stock Plan that is not otherwise shared by the remaining Stockholders other than as a result of receiving shares of Common Stock or securities convertible into shares of Common Stock under the Certificate of Amendment or the Stock Plan.

The actions were approved unanimously by the Board on July 5, 2013. Thus, no member of the Board opposed the actions.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above actions.  Your consent to the above action is not required and is not being solicited in connection with this action.  This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

Date: July [__], 2013

By Order of the Board of Directors /s/ Scott R. Silverman Scott R. Silverman Chairman and Chief Executive Officer

Annex A

CERTIFICATE OF AMENDMENT TO

CERTIFICATE OF INCORPORATION OF

DIGITAL ANGEL CORPORATION

Digital Angel Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware, (the “Corporation”) does hereby certify as follows:

FIRST: The name of this corporation is Digital Angel Corporation.

SECOND: The date of filing of its original certificate of incorporation with the Secretary of State of the State of Delaware was March 7, 2007 (as Applied Digital Solutions, Inc.) and which has been amended from time to time (as amended to date, the “Certificate of Incorporation”).

THIRD: The Board of Directors of the Corporation, acting in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware, adopted resolutions to amend the Certificate of Incorporation as follows:

A.	Article One of the Certificate of Incorporation is hereby deleted and replaced with the following:

“The name of the corporation is VeriTeQ Corporation (the “Corporation”).”

B.	Article Three of the Certificate of Incorporation is hereby amended to provide that:

Effective at [ ].m. on [ ], 2013 (the “Effective Time”), every 30 shares of Common Stock issued and outstanding immediately prior to the Effective Time (“Old Common Stock”) shall automatically be combined, without any action on the part of the holder thereof, into one (1) validly issued, fully paid and non-assessable share of Common Stock (“New Common Stock”), subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split. No stockholder of the Corporation shall transfer any fractional shares of Common Stock. The Corporation shall not recognize on its stock record books any purported transfer of any fractional share of Common Stock. A holder of Old Common Stock who otherwise would be entitled to receive fractional shares of New Common Stock because they hold a number of shares of Old Common Stock not evenly divisible by the Reverse Stock Split ratio will be entitled to receive a cash payment equal to the product obtained by multiplying (a) the number of shares of Old Common Stock held by such holder that would otherwise have been exchanged for such fractional share interest, by (b) the volume weighted average price of the Old Common Stock as reported on The OTC Market, or other principal market of the Old Common Stock, as applicable, on the date of the Effective Time of the Reverse Stock Split. Each certificate that immediately prior to the Effective Time represented shares of Old Common Stock (“Old Certificates”), shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by the Old Certificate shall have been combined. Except as set forth above in this paragraph, Article Three of the Certificate of Incorporation remains in full force and effect.

FOURTH: That, the stockholders of the Corporation, in accordance with Section 228 of the General Corporation Law of the State of Delaware, by written consent of the holders of the number of shares of voting stock required to approve the action at a meeting, approved the amendments.

FIFTH: This Certificate of Amendment has been duly adopted in accordance with Section 242 of the Delaware General Corporation Law.

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IN WITNESS WHEREOF, Digital Angel Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer on August ___, 2013.

DIGITAL ANGEL CORPORATION

By:
Name: Scott R. Silverman
Title: Chief Executive Officer

Annex B

DIGITAL ANGEL CORPORATION

2013 STOCK INCENTIVE PLAN

1. Purposes of the Plan.  The purposes of this Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants, and to promote the long-term success of the Company’s business and to link participants’ directly to stockholder interests through increased stock ownership. Awards granted under the Plan may be Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Units, Performance Shares, Cash Awards and Other Stock Based Awards.

2. Definitions.  As used herein, the following definitions shall apply:

(a) “Affiliate” means a Parent, a Subsidiary, an entity that is not a Parent or Subsidiary but which has a direct or indirect ownership interest in the Company or in which the Company has a direct or indirect ownership interest, an entity that is a customer or supplier of the Company, an entity that renders services to the Company, or an entity that has an ownership or business affiliation with any entity previously described in this Section 2(a).

(b) “Applicable Law” means the legal requirements relating to the administration of the Plan under applicable federal, state, local and foreign corporate, tax and securities laws, and the rules and requirements of any stock exchange or quotation system on which the Common Stock is listed or quoted.

(c) “Award” means an Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit or Performance Share, Cash Award or Other Stock Based Award granted under the Plan.

(d) “Award Agreement” means the agreement, notice and/or terms or conditions by which an Award is evidenced, documented in such form (including by electronic communication) as may be approved by the Committee.

(e) “Board” means the Board of Directors of the Company.

(f) “Cash Award” means an award payable in the form of cash.

(g) “Change in Control” means the happening of any of the following:

(i) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any third-party “person” as such term is used in Section 13(d) and 14(d) of the Exchange Act (other than any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities entitled generally to vote in the election of the Board (other than the occurrence of any contingency); or

(ii) the consummation of an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, which is approved by the stockholders of the Company as may be required by law.

(h) “Code” means the Internal Revenue Code of 1986, as amended.

(i) “Committee” means the committee as defined under Section 4(a)(i) of the Plan.

(j) “Compensation Committee” means the Compensation Committee of the Board.

(k) “Common Stock” means the common stock, $0.01 par value, of the Company.

(l) “Company” means Digital Angel Corporation, a Delaware corporation.

(m) “Consultant” means any person, including an advisor, engaged by the Company or an Affiliate and who is compensated for such services, including without limitation non-Employee Directors. In addition, as used herein, “consulting relationship” shall be deemed to include service by a non-Employee Director as such.

(n) “Continuous Status as an Employee or Consultant” means that the employment or consulting relationship is not interrupted or terminated by the Company or Affiliate, as applicable. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved in writing by the Board or a person designated in writing by the Board as authorized to approve a leave of absence, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute, or (ii) transfers between locations of the Company or between the Company, a Parent, a Subsidiary or successor of the Company; or (iii) a change in the status of the Grantee from Employee to Consultant or from Consultant to Employee.

(o) “Covered Stock” means the Common Stock subject to an Award.

(p) “Date of Grant” means the date on which the Committee makes the determination granting the Award, or such other later date as is determined by the Committee. Notice of the determination shall be provided to each Grantee within a reasonable time after the Date of Grant.

(q) “Date of Termination” means the date on which a Grantee’s Continuous Status as an Employee or Consultant terminates.

(r) “Director” means a member of the Board of Directors of the Company.

(s) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(t) “Employee” means any person, including Officers and Directors, employed by the Company or any Affiliate. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(v) “Exchange Agreement” means the Share Exchange Agreement dated as of June 24, 2013 between the Company, VeriTeQ Acquisition Corporation (“VeriTeQ”) and the shareholders of VeriTeQ.

(w) “Fair Market Value” means the value of a share of Common Stock. If the Common Stock is actively traded on any national securities exchange, including, but not limited to, the NASDAQ Stock Market or the New York Stock Exchange, Fair Market Value shall mean the closing price at which sales of Common Stock shall have been sold on the date of determination, as reported by any such exchange selected by the Committee on which the shares of Common Stock are then traded. If the shares of Common Stock are not actively traded on any such exchange, Fair Market Value shall mean the arithmetic mean of the bid and asked prices for the shares of Common Stock on the most recent trading date within a reasonable period prior to the determination date as reported by such exchange. If there are no bid and asked prices within a reasonable period or if the shares of Common Stock are not traded on any exchange as of the determination date, Fair Market Value shall mean the fair market value of a share of Common Stock as determined by the Committee taking into account such facts and circumstances deemed to be material by the Committee to the value of the Common Stock in the hands of the Grantee; provided that, for purposes of granting awards other than Incentive Stock Options, Fair Market Value of a share of Common Stock may be determined by the Committee by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the shares of Common Stock (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value and provided further that, for purposes of granting Incentive Stock Options, Fair Market Value of a share of Common Stock shall be determined in accordance with the valuation principles described in the regulations promulgated under Code Section 422.

(x) “Grantee” means an individual who has been granted an Award.

(y) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(z) “Nonqualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(aa) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(bb) “Option” means a stock option granted under the Plan.

(cc) “Other Stock Based Award” means an award that is valued in whole or in part by reference to, or is otherwise based on, Common Stock.

(dd) “Parent” means a corporation, whether now or hereafter existing, in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company holds at least 50 percent of the voting shares of one of the other corporations in such chain.

(ee) “Performance Based Compensation” means compensation which meets the requirements of Section 162(m)(4)(C) of the Code.

(ff) “Performance Based Restricted Stock” means an Award of Restricted Stock which meets the requirements of Section 162(m)(4)(C) of the Code, as described in Section 8(b) of the Plan.

(gg) “Performance Period” means the time period during which the performance goals established by the Committee with respect to a Performance Unit or Performance Share, pursuant to Section 9 of the Plan, must be met.

(hh) “Performance Share” has the meaning set forth in Section 9 of the Plan.

(ii) “Performance Unit” has the meaning set forth in Section 9 of the Plan.

(jj) “Plan” means this Digital Angel Corporation 2013 Stock Incentive Plan.

(kk) “Restricted Stock Award” means Shares that are awarded to a Grantee pursuant to Section 8 of the Plan.

(ll) “Reverse Stock Split” means the reverse stock split as contemplated in the Exchange Agreement.

(mm) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(nn) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(oo) “Stock Appreciation Right” or “SAR” means the right to receive an amount equal to the appreciation, if any, in the Fair Market Value of a Share from the date of the grant of the right to the date of its payment, as set forth in Section 7 of the Plan.

(pp) “Subsidiary” means a corporation or other entity, domestic or foreign, of which not less than 50 percent of the voting shares or voting securities are held by the Company or a Subsidiary, whether or not such corporation or entity now exists or is hereafter organized or acquired by the Company or a Subsidiary.

3. Stock Subject to the Plan.  Subject to the provisions of Section 13 of the Plan and except as otherwise provided in this Section 3, the maximum aggregate number of Shares that may be subject to Awards under the Plan since the Plan became effective is 5,000,000 Shares, of which 500,000 can be issued as Incentive Stock Options. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option or SAR expires or is terminated, surrendered or cancelled without having been fully exercised, if Restricted Stock Awards, Performance Shares or Performance Units are forfeited, or if any other grant results in any Shares not being issued, the Shares covered by such Award shall again become available for future Awards under the Plan (unless the Plan has terminated). Any Shares which are used as full or partial payment to the Company upon exercise of an Option or for any other Award that requires a payment to the Company shall be available for purposes of the Plan.

4. Administration of the Plan.

(a) Procedure.

(i)  Administration.  The Plan shall be administered by the Compensation Committee, or a committee designated by the Board consisting of only “outside directors” of the Board as defined in Section 162(m) of the Code and to satisfy Applicable Law if there is not a Compensation Committee (collectively referred to as the “Committee”).

(ii) Rule 16b-3.  To the extent the Committee considers it desirable for transactions relating to Awards to be eligible to qualify for an exemption under Rule 16b-3, the transactions contemplated under the Plan shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii) Section 162(m) of the Code.  To the extent the Committee considers it desirable for compensation delivered pursuant to Awards to be eligible to qualify for an exemption from the limit on tax deductibility of compensation under Section 162(m) of the Code, the transactions contemplated under the Plan shall be structured to satisfy the requirements for exemption under Section 162(m) of the Code.

(b) Powers of the Committee.  Subject to the provisions of the Plan, the Committee shall have the authority, in its sole and absolute discretion:

(i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(v) of the Plan;

(ii) to select the Grantees to whom Awards will be granted under the Plan;

(iii) to determine whether, when, to what extent and in what types and amounts Awards are granted under the Plan;

(iv) to determine the number of shares of Common Stock to be covered by each Award granted under the Plan;

(v) to determine the forms of Award Agreements, which need not be the same for each grant or for each Grantee, and which may be delivered electronically, for use under the Plan;

(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted under the Plan. Such terms and conditions, which need not be the same for each grant or for each Grantee, include, but are not limited to, the exercise price, the time or times when Options and SARs may be exercised (which may be based on performance criteria), the extent to which vesting is suspended during a leave of absence, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee shall determine;

(vii) to construe and interpret the terms of the Plan and Awards;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including, without limiting the generality of the foregoing, rules and regulations relating to the operation and administration of the Plan to accommodate the specific requirements of local and foreign laws and procedures;

(ix) to modify or amend each Award (subject to Section 15 of the Plan). However, the Committee may not modify or amend any outstanding Option or SAR to reduce the exercise price of such Option or SAR, as applicable, below the exercise price as of the Date of Grant of such Option or SAR. In addition, no Option or SAR may be granted in exchange for, or in connection with, the cancellation or surrender of an Option or SAR or other Award having a lower exercise price;

(x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Committee;

(xi) to determine the terms and restrictions applicable to Awards;

(xii) to make such adjustments or modifications to Awards granted to Grantees who are Employees of foreign Subsidiaries as are advisable to fulfill the purposes of the Plan or to comply with Applicable Law;

(xiii) to delegate its duties and responsibilities under the Plan with respect to sub-plans applicable to foreign Subsidiaries, except its duties and responsibilities with respect to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act;

(xiv) to provide any notice or other communication required or permitted by the Plan in either written or electronic form;

(xv) to correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any Award Agreement, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective; and

(xvi) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Committee’s Decision.  The Committee’s decisions, determinations and interpretations shall be final and binding on all Grantees and any other holders of Awards.

5. Eligibility and General Conditions of Awards.

(a) Eligibility.  Awards other than Incentive Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Award may be granted additional Awards.

(b) Maximum Term.  Subject to the following provision, the term during which an Award may be outstanding shall not extend more than ten years after the Date of Grant, and shall be subject to earlier termination as specified elsewhere in the Plan or Award Agreement.

(c) Award Agreement.  To the extent not set forth in the Plan, the terms and conditions of each Award, which need not be the same for each grant or for each Grantee, shall be set forth in an Award Agreement. The Committee, in its sole and absolute discretion, may require as a condition to any Award Agreement’s effectiveness that the Award Agreement be executed by the Grantee, including by electronic signature or other electronic indication of acceptance, and that the Grantee agree to such further terms and conditions as specified in the Award Agreement. Except as otherwise provided in an Agreement, all capitalized terms used in the Agreement shall have the same meaning as in the Plan and the Agreement shall be subject to all of the terms of the Plan.

(d) Termination of Employment or Consulting Relationship.  In the event that a Grantee’s Continuous Status as an Employee or Consultant terminates (other than upon the Grantee’s Retirement (defined below), death, Disability, or Termination by Employer Not for Cause (defined below)), then, unless otherwise provided by the Award Agreement or the Grantee’s employment agreement, if applicable, and subject to Section 13 of the Plan:

(i) the Grantee may exercise his or her unexercised Option or SAR, but only within such period of time as is determined by the Committee, and only to the extent that the Grantee was entitled to exercise it at the Date of Termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Award Agreement). In the case of an Incentive Stock Option, the Committee shall determine such period of time (in no event to exceed three months from the Date of Termination) when the Option is granted. If, at the Date of Termination, the Grantee is not entitled to exercise his or her entire Option or SAR, the Shares covered by the unexercisable portion of the Option or SAR shall revert to the Plan. If, after the Date of Termination, the Grantee does not exercise his or her Option or SAR within the time specified by the Committee, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan;

(ii) the Grantee’s Restricted Stock Awards, to the extent forfeitable immediately before the Date of Termination, shall thereupon automatically be forfeited;

(iii) the Grantee’s Restricted Stock Awards that were not forfeitable immediately before the Date of Termination shall promptly be settled by delivery to the Grantee of a number of unrestricted Shares equal to the aggregate number of the Grantee’s vested Restricted Stock Awards; and

(iv) any Performance Shares or Performance Units with respect to which the Performance Period has not ended as of the Date of Termination shall terminate immediately upon the Date of Termination.

(e) Disability of Grantee.  In the event that a Grantee’s Continuous Status as an Employee or Consultant terminates as a result of the Grantee’s Disability, then, unless otherwise provided by the Award Agreement or the Grantee’s employment agreement, if applicable, such termination shall have no effect on the Grantee’s outstanding Awards. The Grantee’s Awards shall continue to vest and remain outstanding and exercisable until they expire by their terms. In the case of an Incentive Stock Option, any option not exercised within 12 months of the date of termination of the Grantee’s Continuous Status as an Employee or Consultant due to Disability will be treated as a Nonqualified Stock Option.

(f) Death of Grantee.  In the event of the death of a Grantee, then, unless otherwise provided by the Award Agreement or the Grantee’s employment agreement, if applicable, such termination shall have no effect on Grantee’s outstanding Awards. The Grantee’s Awards shall continue to vest and remain outstanding and exercisable until they expire by their terms. In the case of an Incentive Stock Option, any option not exercised within 12 months of the date of termination of Grantee’s Continuous Status as an Employee or Consultant due to death will be treated as a Nonqualified Stock Option.

(g) Retirement of Grantee.  In the event that a Grantee’s Continuous Status as an Employee or Consultant terminates after the Grantee’s attainment of age 65 (hereinafter, “Retirement”), then, unless otherwise provided by the Award Agreement or the Grantee’s employment agreement, if applicable, such termination shall have no effect on Grantee’s outstanding Awards. The Grantee’s Awards shall continue to vest and remain outstanding and exercisable until they expire by their terms. In the case of an Incentive Stock Option, any option not exercised within 3 months of the termination of Grantee’s Continuous Status as an Employee or Consultant due to Retirement will be treated as a Nonqualified Stock Option.

(h) Termination by Employer Not for Cause.  In the event that a Grantee’s Continuous Status as an Employee or Consultant is terminated by the Employer without Cause (hereinafter, “Termination by Employer Not for Cause”), then, unless otherwise provided by the Award Agreement or the Grantee’s employment agreement, if applicable, such termination shall have no effect on Grantee’s outstanding Awards. Grantee’s Awards shall continue to vest and remain outstanding and exercisable until they expire by their terms. In the case of an Incentive Stock Option, any option not exercised within 3 months of the date of will be treated as a Nonqualified Stock Option. In the case of a Grantee who is a Director, the Grantee’s service as a Director shall be deemed to have been terminated without Cause if the Participant ceases to serve in such a position solely due to the failure to be reelected or reappointed, as the case may be, and such failure is not a result of an act or omission which would constitute Cause.

(i) Termination for Cause.  Notwithstanding anything herein to the contrary, if a Grantee is an Employee of the Company and is “Terminated for Cause”, as defined herein below, unless otherwise defined in a Grantee’s employment agreement, if applicable, or violates any of the terms of their employment after they have become vested in any of their rights herein, the Grantee’s full interest in such rights shall terminate on the date of such termination of employment and all rights thereunder shall cease. Whether a Participant’s employment is Terminated for Cause shall be determined by the Board. Unless otherwise defined in a Grantee’s employment agreement, if applicable, “Cause” shall mean gross negligence, willful misconduct, flagrant or repeated violations of the Company’s policies, rules or ethics, a material breach by the Grantee of any employment agreement between the Grantee and the Company, intoxication, substance abuse, sexual or other unlawful harassment, disclosure of confidential or proprietary information, engaging in a business competitive with the Company, or dishonest, illegal or immoral conduct.

(j) Nontransferability of Awards.

(i) Except as provided in Section 5(j)(iii) below, each Award, and each right under any Award, shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under Applicable Law, by the Grantee’s guardian or legal representative.

(ii) Except as provided in Section 5(j)(iii) below, no Award (prior to the time, if applicable, Shares are issued in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Stock Awards, to the Company) and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(iii) To the extent and in the manner permitted by Applicable Law, and to the extent and in the manner permitted by the Committee, and subject to such terms and conditions as may be prescribed by the Committee, a Grantee may transfer an Award to:

(A) a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Grantee (including adoptive relationships);

(B) any person sharing the employee’s household (other than a tenant or employee);

(C) a trust in which persons described in (A) and (B) have more than 50 percent of the beneficial interest;

(D) a foundation in which persons described in (A) or (B) or the Grantee control the management of assets; or

(E) any other entity in which the persons described in (A) or (B) or the Grantee own more than 50 percent of the voting interests;

provided such transfer is not for value. The following shall not be considered transfers for value: a transfer under a domestic relations order in settlement of marital property rights, and a transfer to an entity in which more than 50 percent of the voting interests are owned by persons described in (A) above or the Grantee, in exchange for an interest in such entity.

6. Stock Options.

(a) Limitations.

(i) Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. Any Option designated as an Incentive Stock Option:

(A) shall not have an aggregate Fair Market Value (determined for each Incentive Stock Option at the Date of Grant) of Shares with respect to which Incentive Stock Options are exercisable for the first time by the Grantee during any calendar year (under the Plan and any other employee stock option plan of the Company or any Parent or Subsidiary (“Other Plans”)), determined in accordance with the provisions of Section 422 of the Code, that exceeds $100,000 (the “$100,000 Limit”);

(B) shall, if the aggregate Fair Market Value of Shares (determined on the Date of Grant) with respect to the portion of such grant that is exercisable for the first time during any calendar year (“Current Grant”) and all Incentive Stock Options previously granted under the Plan and any Other Plans that are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be exercisable as follows:

(1) The portion of the Current Grant that would, when added to any Prior Grants, be exercisable with respect to Shares that would have an aggregate Fair Market Value (determined as of the respective Date of Grant for such Options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

(2) If, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under the preceding provisions of this Section 6(a)(i)(B) during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an Incentive Stock Option, but shall be exercisable as a separate Nonqualified Stock Option at such date or dates as are provided in the Current Grant.

(ii) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 1,000,000 Shares. The limitation described in this Section 6(a)(ii) shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13 of the Plan. If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13 of the Plan), the canceled Option will be counted against the limitation described in this Section 6(a)(ii).

(b) Term of Option.  The term of each Option shall be stated in the Award Agreement; provided, however, that the term shall be 10 years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10 percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Option Exercise Price and Consideration.

(i) Exercise Price.  The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Committee and, except as otherwise provided in this Section 6(c)(i), shall be no less than 100 percent of the Fair Market Value per Share on the Date of Grant.

(A) In the case of an Incentive Stock Option granted to an Employee who on the Date of Grant owns stock representing more than 10 percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110 percent of the Fair Market Value per Share on the Date of Grant.

(B) Any Option that is (1) granted to a Grantee in connection with the acquisition (“Acquisition”), however effected, by the Company of another corporation or entity (“Acquired Entity”) or the assets thereof, (2) associated with an option to purchase shares of stock or other equity interest of the Acquired Entity or an affiliate thereof (“Acquired Entity Option”) held by such Grantee immediately prior to such Acquisition, and (3) intended to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Option, may be granted with such exercise price as the Committee determines to be necessary to achieve such preservation of economic value.

(d) Waiting Period and Exercise Dates.  At the time an Option is granted, the Committee shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised. An Option shall be exercisable only to the extent that it is vested according to the terms of the Award Agreement.

(e) Form of Consideration.  The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Committee shall determine the acceptable form of consideration at the time of grant. The acceptable form of consideration may consist of any combination of the following: cash; pursuant to procedures approved by the Committee, through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay the exercise price, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by the Grantee by reason of such exercise (a “cashless exercise”); or subject to the approval of the Committee:

(i) by the surrender of all or part of an Award (including the Award being exercised);

(ii) by the tender to the Company of Shares owned by the Grantee and registered in his name having a Fair Market Value equal to the amount due to the Company;

(iii) in other property, rights and credits deemed acceptable by the Committee, including the Participant’s promissory note; or

(iv) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Law and deemed acceptable by the Committee.

(f) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder.

(A) Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement.

(B) An Option may not be exercised for a fraction of a Share.

(C) An Option shall be deemed exercised when the Company receives:

(1) written or electronic notice of exercise (in accordance with the Award Agreement and any action taken by the Committee pursuant to Section 4(b) of the Plan or otherwise) from the person entitled to exercise the Option, and

(2) full payment for the Shares with respect to which the Option is exercised.

(D) Shares issued upon exercise of an Option shall be issued in the name of the Grantee or, if requested by the Grantee, in the name of the Grantee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

(E) Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

7. Stock Appreciation Rights.

(a) Grant of SARs.  Subject to the terms and conditions of the Plan, the Committee may grant SARs in tandem with an Option or alone and unrelated to an Option. Tandem SARs shall expire no later than the expiration of the underlying Option. In no event shall the term of a SAR exceed ten years from the Date of Grant.

(b) Exercise of SARs.  SARs shall be exercised by the delivery of a written or electronic notice of exercise (in accordance with the Award Agreement and any action taken by the Committee pursuant to Section 4(b) of the Plan or otherwise), setting forth the number of Shares over which the SAR is to be exercised. Tandem SARs may be exercised:

(i) with respect to all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option;

(ii) only with respect to the Shares for which its related Option is then exercisable; and

(iii) only when the Fair Market Value of the Shares subject to the Option exceeds the exercise price of the Option.

The value of the payment with respect to the tandem SAR may be no more than 100 percent of the difference between the exercise price of the underlying Option and the Fair Market Value of the Shares subject to the underlying Option at the time the tandem SAR is exercised.

(c) Payment of SAR Benefit.  Upon exercise of a SAR, the Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i) the excess of the Fair Market Value of a Share on the date of exercise over the SAR exercise price; by

(ii) the number of Shares with respect to which the SAR is exercised;

provided, that the Committee may provide in the Award Agreement that the benefit payable on exercise of a SAR shall not exceed such percentage of the Fair Market Value of a Share on the Date of Grant, or any other limitation, as the Committee shall specify. The payment upon exercise of a SAR shall be in Shares that have an aggregate Fair Market Value (as of the date of exercise of the SAR) equal to the amount of the payment.

(d) No Employee shall be granted, in any fiscal year, SARs with respect to more than 500,000 Shares. The limitation described in this Section 7(d) shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13 of the Plan. If a SAR is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13 of the Plan), the canceled SAR will be counted against the limitation described in this Section 7(d).

8. Restricted Stock Awards.  Subject to the terms of the Plan, the Committee may grant Restricted Stock Awards to any Eligible Recipient, in such amount and upon such terms and conditions as shall be determined by the Committee.

(a) Committee Action.  The Committee acting in its sole and absolute discretion shall have the right to grant Restricted Stock to Eligible Recipients under the Plan from time to time. Each Restricted Stock Award shall be evidenced by a Restricted Stock Agreement, and each Restricted Stock Agreement shall set forth the conditions, if any, which will need to be timely satisfied before the grant will be effective and the conditions, if any, under which the Grantee’s interest in the related Stock will be forfeited. The Committee may make grants of Performance-Based Restricted Stock and grants of Restricted Stock that are not Performance-Based Restricted Stock.

(b) Performance-Based Restricted Stock.

(i) Effective Date.  A grant of Performance-Based Restricted Stock shall be effective as of the date the Committee certifies that the applicable conditions described in Section 8(b)(iii) of the Plan have been timely satisfied.

(ii) Share Limitation.  No more than 500,000 shares of Performance-Based Restricted Stock may be granted to an Eligible Recipient in any calendar year.

(iii) Grant Conditions.  The Committee, acting in its sole and absolute discretion, may select from time to time Eligible Recipients to receive grants of Performance-Based Restricted Stock in such amounts as the Committee may, in its sole and absolute discretion, determine, subject to any limitations provided in the Plan. The Committee shall make each grant subject to the attainment of certain performance targets. The Committee shall determine the performance targets which will be applied with respect to each grant of Performance-Based Restricted Stock at the time of grant, but in no event later than 90 days after the commencement of the period of service to which the performance targets relate. The performance criteria applicable to Performance-Based Restricted Stock grants will be one or more of the following criteria: (1) stock price; (2) average annual growth in earnings per share; (3) increase in stockholder value; (4) earnings per share; (5) net income; (6) return on assets; (7) return on stockholders’ equity; (8) increase in cash flow; (9) operating profit or operating margins; (10) revenue growth of the Company; and (11) operating expenses. Each performance target applicable to a Cash Award intended to be Performance Based Compensation and the deadline for satisfying each such target shall be stated in the Agreement between the Company and the Employee. The Committee must certify in writing that each such target has been satisfied before the Performance Based Compensation award is paid.

The related Restricted Stock Agreement shall set forth the applicable performance criteria and the deadline for satisfying the performance criteria.

(iv) Forfeiture Conditions.  The Committee may make each Performance-Based Restricted Stock grant (if, when and to the extent that the grant becomes effective) subject to one, or more than one, objective employment, performance or other forfeiture condition which the Committee acting in its sole and absolute discretion deems appropriate under the circumstances for Eligible Recipients generally or for a Grantee in particular, and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such forfeiture condition. A Grantee’s nonforfeitable interest in the Shares related to a Performance-Based Restricted Stock grant shall depend on the extent to which each such condition is timely satisfied. A Stock certificate shall be issued (subject to the conditions, if any, described in this Section 8(b)) to, or for the benefit of, the Grantee with respect to the number of shares for which a grant has become effective as soon as practicable after the date the grant becomes effective.

(c) Restricted Stock Other Than Performance-Based Restricted Stock.

(i) Effective Date.  A Restricted Stock grant which is not a grant of Performance-Based Restricted Stock shall be effective (a) as of the date set by the Committee when the grant is made or (b) if the grant is made subject to one, or more than one, condition, as of the date the Committee determines that such conditions have been timely satisfied.

(ii) Grant Conditions.  The Committee acting in its sole and absolute discretion may make the grant of Restricted Stock which is not Performance-Based Restricted Stock to a Grantee subject to the satisfaction of one, or more than one, objective employment, performance or other grant condition which the Committee deems appropriate under the circumstances for Eligible Recipients generally or for a Grantee in particular, and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such grant condition.

(iii) Forfeiture Conditions.  The Committee may make each grant of Restricted Stock which is not a grant of Performance-Based Restricted Stock (if, when and to the extent that the grant becomes effective) subject to one, or more than one, forfeiture condition which the Committee acting in its sole and absolute discretion deems appropriate under the circumstances for Eligible Recipients generally or for a Grantee in particular, and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such forfeiture condition. A Grantee’s nonforfeitable interest in the Shares related to a grant of Restricted Stock which is not a grant of Performance-Based Restricted Stock shall depend on the extent to which each such condition is timely satisfied. A Stock certificate shall be issued (subject to the conditions, if any, described in this Section 8(c)) to, or for the benefit of, the Grantee with respect to the number of shares for which a grant has become effective as soon as practicable after the date the grant becomes effective.

(d) Dividends and Voting Rights.  Each Restricted Stock Agreement shall state whether the Grantee shall have a right to receive any cash dividends which are paid with respect to his or her Restricted Stock after the date his or her Restricted Stock grant has become effective and before the first day that the Grantee’s interest in such stock is forfeited completely or becomes completely nonforfeitable. If a Restricted Stock Agreement provides that a Grantee has no right to receive a cash dividend when paid, such agreement shall set forth the conditions, if any, under which the Grantee will be eligible to receive one, or more than one, payment in the future to compensate the Grantee for the fact that he or she had no right to receive any cash dividends on his or her Restricted Stock when such dividends were paid. If a Restricted Stock Agreement calls for any such payments to be made, the Company shall make such payments from the Company’s general assets, and the Grantee shall be no more than a general and unsecured creditor of the Company with respect to such payments. If a stock dividend is declared on such a Share after the grant is effective but before the Grantee’s interest in such Stock has been forfeited or has become nonforfeitable, such stock dividend shall be treated as part of the grant of the related Restricted Stock, and a Grantee’s interest in such stock dividend shall be forfeited or shall become nonforfeitable at the same time as the Share with respect to which the stock dividend was paid is forfeited or becomes nonforfeitable. If a dividend is paid other than in cash or stock, the disposition of such dividend shall be made in accordance with such rules as the Committee shall adopt with respect to each such dividend. A Grantee shall have the right to vote the Shares related to his or her Restricted Stock grant after the grant is effective with respect to such Shares but before his or her interest in such Shares has been forfeited or has become nonforfeitable.

(e) Satisfaction of Forfeiture Conditions.  A Share shall cease to be Restricted Stock at such time as a Grantee’s interest in such Share becomes nonforfeitable under the Plan, and the certificate representing such share shall be reissued as soon as practicable thereafter without any further restrictions related to Section 8(b) or Section 8(c) and shall be transferred to the Grantee.

9. Performance Units and Performance Shares.

(a) Grant of Performance Units and Performance Shares.  Subject to the terms of the Plan, the Committee may grant Performance Units or Performance Shares to any Eligible Recipient in such amounts and upon such terms as the Committee shall determine.

(b) Share Limitation.  The number of Shares covered by Performance Units and Performance Shares in any fiscal year shall not exceed 500,000.

(c) Value/Performance Goals.  Each Performance Unit shall have an initial value that is established by the Committee on the Date of Grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Date of Grant. The Committee shall set performance goals that, depending upon the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee.

(d) Payment of Performance Units and Performance Shares.

(i) Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive a payment based on the number and value of Performance Units or Performance Shares earned by the Grantee over the Performance Period, to the extent the corresponding performance goals have been achieved.

(ii) If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines appropriate, the Committee may adjust, change or eliminate the performance goals or the applicable Performance Period as it deems appropriate in order to make them appropriate and comparable to the initial performance goals or Performance Period.

(e) Form and Timing of Payment of Performance Units and Performance Shares.  Payment of earned Performance Units or Performance Shares shall be made in a lump sum following the close of the applicable Performance Period. The Committee may pay earned Performance Units or Performance Shares in cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

10. Cash Awards.  The Committee may grant Cash Awards at such times and in such amounts as it deems appropriate.

(a) Annual Limits.  Notwithstanding the foregoing, the amount of any Cash Award in any fiscal year to any Grantee shall not exceed the greater of $100,000 or 100% of his cash compensation (excluding any Cash Award under the Plan) for such fiscal year.

(b) Restrictions.  Cash Awards may be subject or not subject to conditions (such as an investment requirement), restricted or nonrestricted, vested or subject to forfeiture and may be payable currently or in the future or both. The Committee may make grants of Cash Awards that are intended to be Performance Based Compensation and grants of Cash Awards that are not intended to be Performance Based Compensation; provided, however, that only the Committee may serve as the Committee with respect to grants of Cash Awards that are intended to be Performance-Based Compensation. The Committee shall determine the performance targets which will be applied with respect to each grant of Cash Awards that are intended to be Performance Based Compensation at the time of grant, but in no event later than 90 days after the beginning of the period of service to which the performance targets relate. The performance criteria applicable to Performance Based Compensation awards will be one or more of the following: (1) stock price; (2) average annual growth in earnings per share; (3) increase in stockholder value; (4) earnings per share; (5) net income; (6) return on assets; (7) return on stockholders’ equity; (8) increase in cash flow; (9) operating profit or operating margins; (10) revenue growth of the Company; and (11) operating expenses. Each performance target applicable to a Cash Award intended to be Performance Based Compensation and the deadline for satisfying each such target shall be stated in the Agreement between the Company and the Employee. The Committee must certify in writing that each such target has been satisfied before the Performance Based Compensation award is paid.

11. Other Stock Based Awards.  The Committee shall have the right to grant Other Stock Based Awards which may include, without limitation, the grant of Shares based on certain conditions, the payment of cash based on the performance of the Common Stock, and the grant of securities convertible into Shares.

12. Tax Withholding.  The Company shall deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state, local or foreign government. Whenever the Company proposes or is required to issue or transfer Shares under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state, local and foreign withholding tax requirements prior to the delivery of any certificate or certificates for such shares. A Grantee may pay the withholding tax in cash, or, if the applicable Award Agreement provides, a Grantee may elect to have the number of Shares he is to receive reduced by the smallest number of whole Shares that, when multiplied by the Fair Market Value of the Shares determined as of the Tax Date (defined below), is sufficient to satisfy federal, state, local and foreign, if any, withholding taxes arising from exercise or payment of a grant under the Plan (a “Withholding Election”). A Grantee may make a Withholding Election only if the Withholding Election is made on or prior to the date on which the amount of tax required to be withheld is determined (the “Tax Date”) by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee. The Committee may in its sole and absolute discretion disapprove and give no effect to the Withholding Election.

13. Adjustments Upon Changes in Capitalization or Change in Control.

(a) Changes in Capitalization.  Except in connection with the Reverse Stock Split as contemplated under the Exchange Agreement, and subject to any required action by the stockholders of the Company, the number of Covered Shares, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Covered Stock, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Covered Stock.

(b) Change in Control.  In the event of a Change in Control, unless otherwise provided in a Grantee’s employment agreement, if applicable, then the following provisions shall apply:

(i) all outstanding Options shall become fully exercisable, except to the extent that the right to exercise the Option is subject to restrictions established in connection with a SAR that is issued in tandem with the Option;

(ii) all outstanding SARs shall become immediately payable, except to the extent that the right to exercise the SAR is subject to restrictions established in connection with an Option that is issued in tandem with the SAR;

(iii) all Shares of Restricted Stock shall become fully vested;

(iv) all Performance Shares and Performance Units shall be deemed to be fully earned and shall be paid out in such manner as determined by the Committee; and

(v) all Cash Awards, Other Stock Based Awards and other Awards shall become fully vested and/or earned and paid out in such manner as determined by the Committee.

In addition to the provisions of Section 13(b) above and to the extent not inconsistent therewith the Committee, in its sole discretion, may: (1) provide for the purchase of any Award for an amount of cash equal to the amount which could have been attained upon the exercise or realization of such Award had such Award been currently exercisable or payable; (2) make such adjustment to the Awards then outstanding as the Committee deems appropriate to reflect such transaction or change; and/or (3) cause the Awards then outstanding to be assumed, or new Awards substituted therefore, by the surviving corporation in such change.

14. Term of Plan.  The Plan shall become effective upon its approval by the stockholders of the Company. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law. The Plan shall continue in effect until the tenth anniversary of adoption of the Plan by the Board, unless terminated earlier under Section 15 of the Plan.

15. Amendment and Termination of the Plan.

(a) Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval.  The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 or Section 162(m) of the Code (or any successor rule or statute) or other Applicable Law. Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the Applicable Law.

(c) Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Grantee, unless mutually agreed otherwise between the Grantee and the Committee, which agreement must be in writing and signed by the Grantee and the Company.

16. Conditions Upon Issuance of Shares.

(a) Legal Compliance.  Shares shall not be issued pursuant to an Award unless the exercise, if applicable, of such Award and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and any insider trading policy adopted by the Company, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations.  As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

17. Liability of Company.

(a) Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

(b) Grants Exceeding Allotted Shares.  If the Covered Stock covered by an Award exceeds, as of the date of grant, the number of Shares that may be issued under the Plan without additional stockholder approval, such Award shall be void with respect to such excess Covered Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15 of the Plan.

18. Reservation of Shares.  The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19. Rights of Employees.  Neither the Plan nor any Award shall confer upon a Grantee any right with respect to continuing the Grantee’s employment relationship with the Company, nor shall they interfere in any way with the Grantee’s right or the Company’s right to terminate such employment relationship at any time, with or without cause.

20. Sub-plans for Foreign Subsidiaries.  The Board may adopt sub-plans applicable to particular foreign Subsidiaries. All Awards granted under such sub-plans shall be treated as grants under the Plan. The rules of such sub-plans may take precedence over other provisions of the Plan, with the exception of Section 3, but unless otherwise superseded by the terms of such sub-plan, the provisions of the Plan shall govern the operation of such sub-plan.

21. Construction.  The Plan shall be construed under the laws of the State of Delaware, to the extent not preempted by federal law, without reference to the principles of conflict of laws.

22. Certain Limitations on Awards to Ensure Compliance with Code Section 409A.  For purposes of this Plan, references to an award term or event (including any authority or right of the Company or a Grantee) being “permitted” under Code Section 409A mean, for a 409A Award (meaning an Award that constitutes a deferral of compensation under Code Section 409A and regulations thereunder), that the term or event will not cause the Grantee to be liable for payment of interest or a tax penalty under Code Section 409A and, for a Non-409A Award (meaning all Awards other than 409A Awards), that the term or event will not cause the Award to be treated as subject to Code Section 409A. Other provisions of the Plan notwithstanding, the terms of any 409A Award and any Non-409A Award, including any authority of the Company and rights of the Grantee with respect to the Award, shall be limited to those terms permitted under Code Section 409A, and any terms not permitted under Code Section 409A shall be automatically modified and limited to the extent necessary to conform with Code Section 409A. For this purpose, other provisions of the Plan notwithstanding, the Company shall have no authority to accelerate distributions relating to 409A Awards in excess of the authority permitted under Code Section 409A, and any distribution subject to Code Section 409A(a)(2)(A)(i) (separation from service) to a “key employee” as defined under Code Section 409A(a)(2)(B)(i), shall not occur earlier than the earliest time permitted under Code Section 409A(a)(2)(B)(i).